UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2005 (May 11, 2005)

TODCO

(Exact name of registrant as specified in its charter)

Delaware	1-31983	76-0544217

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas	77042-3615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 278-6000

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Underwriting Agreement

     On May 13, 2005, TODCO (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Transocean Inc. (the “Selling Stockholder”) and Citigroup Global Markets Inc., as representative to the several underwriters named therein (the “Underwriter”), in connection with the offering (the “Offering”) of 12,000,000 shares of the Company’s Class A common stock, par value $.01 per share (the “Class A Common Stock”) by the Selling Stockholder. The Selling Stockholder also granted the Underwriter a 30-day option to purchase up to an additional 1,310,000 shares of Class A Common Stock to cover over-allotments. The Underwriting Agreement provided for a price per share to the public of $20.50. The Company will not receive any proceeds from the Offering.

     The Company agreed in the Underwriting Agreement not to file any registration statement with respect to any shares of common stock within 45 days after May 13, 2005, the date of the prospectus supplement and accompanying prospectus relating to the Offering without the prior written consent of the Underwriter other than the filing by the Company of a registration statement on Form S-8 covering securities issued pursuant to the Company’s 2005 Long Term Incentive Plan. In addition, the Company, the Selling Stockholder, the Company’s directors, the Company’s President and Chief Executive Officer and the Company’s Senior Vice President and Chief Financial Officer agreed not to sell, option or otherwise dispose of any shares of Class A Common Stock for a period of 45 days after May 13, 2005. The Underwriting Agreement also contains standard indemnification rights and obligations of the Company, the Selling Stockholder and the Underwriter.

     These shares are being offered and sold pursuant to a prospectus supplement and accompanying prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, in connection with the Company’s registration statement on Form S-3 (Registration Statement No. 333-123563), which was declared effective on May 2, 2005.

     This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

     This description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

     Director Indemnification Agreement

     On May 11, 2005, but with effect from May 10, 2005, the Company entered into an Indemnification Agreement with newly elected director Suzanne V. Baer pursuant to which the Company's agrees to indemnify Ms. Baer against certain liabilities related to her service as a director. The form of indemnification agreement is the same form of agreement used for all directors and officers of the Company.

     This description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement which has previously been filed as an exhibit and is incorporated herein by reference as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit number	Description
1.1	Underwriting Agreement dated May 13, 2005.
10.1	Form of Indemnification Agreement for Officers and Directors (incorporated by reference from Exhibit 10.10 to Amendment No. 3 to the registration statement on Form S-1, File No. 333-101921, filed September 12, 2003)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODCO
By:	/s/ Randall A. Stafford
Randall A. Stafford
Vice President & General Counsel

Dated: May 17, 2005

Exhibit Index

Exhibit number	Description
1.1	Underwriting Agreement dated May 13, 2005.
10.1	Form of Indemnification Agreement for Officers and Directors (incorporated by reference from Exhibit 10.10 to Amendment No. 3 to the registration statement on Form S-1, File No. 333-101921, filed September 12, 2003)